UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2024

Central Index Key Number of the issuing entity: 0002022503

BANK5 2024-5YR7

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-08	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on June 5, 2024, with respect to BANK5 2024-5YR7. The purpose of this amendment is (i) to make clerical and other minor revisions to, and file executed versions of, the agreements filed as Exhibit 4.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.8, Exhibit 99.12, Exhibit 99.13 and Exhibit 99.15 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

4.1	Pooling and Servicing Agreement, dated as of June 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.2	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.4	Mortgage Loan Purchase Agreement, dated as of June 3, 2024, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.8	Agreement Between Note Holders, dated as of May 14, 2024, by and among Morgan Stanley Bank, N.A., as initial note A-1 holder, Deutsche Bank AG, New York Branch, as initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the 488 Madison Whole Loan.
99.12	Agreement Between Note Holders, dated as of May 6, 2024, by and among Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Bank of America, N.A., as initial note A-3 holder, and Bank of America, N.A., as initial note A-4 holder, relating to the Pleasanton Corporate Commons Whole Loan.
99.13	Co-Lender Agreement, dated as of April 30, 2024, by and between DBR Investments Co. Limited, as initial note A-1 holder, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the Gallup HQ Whole Loan.
99.15	Primary Servicing Agreement, dated as of June 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Dated: June 14, 2024